Exhibit 10.1

Prepared by, and when recorded,

return to:

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017

Attention: Real Estate Department

AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND FINANCING STATEMENT

(Santa Clara County, California)

THIS AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT (this “Amendment”), is executed as of June 5, 2007, to be effective as of June 7, 2007, by SPANSION LLC, a Delaware limited liability company (“Grantor”), whose address for notice hereunder is 915 DeGuigne Drive, P. O. Box 3453, Sunnyvale, California 94088, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in the capacity as Collateral Agent for the Noteholder Secured Parties (hereinafter referred to as “Beneficiary”), whose address is 707 Wilshire Blvd., 17th Floor, Los Angeles, CA 90017.

W I T N E S S E T H:

WHEREAS, in order to secure payment, performance and observance of the obligations of Grantor under the Indenture dated May 18, 2007 (as supplemented from time to time, the “Indenture”) among the Company, Holdings, the Subsidiary Grantors party thereto and Wells Fargo Bank, National Association, as Trustee, pursuant to which the Company issued the Senior Secured Floating Rate Notes due 2013 in the aggregate original principal amount of $550,000,000.00, the Company executed and delivered to FIRST AMERICAN TITLE INSURANCE COMPANY, as Trustee (hereinafter referred to in such capacity as “Trustee”) for the benefit of Beneficiary, a Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement (as amended, modified, amended and restated or subordinated from time to time, the “Original Deed of Trust”), which Original Deed of Trust was recorded on May 21, 2007 as Document No. 19438172, Official Public Records of Santa Clara County, California.

WHEREAS, pursuant to the Indenture, the Company is issuing additional Notes in an additional aggregate principal amount of $75,000,000.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1 Amendment. The definition of “Notes” appearing in the Original Deed of Trust is amended and restated to read as follows:

Notes: The Senior Secured Floating Rate Notes due 2013 in the aggregate original principal amount of $625,000,000.00.

1.2 Applicable Law: This Amendment shall be governed by and construed according to the internal laws of the State of California from time to time in effect, without giving affect to its choice of law principles.

1.3 Indenture: Reference is hereby made for all purposes to the Indenture. In event of a conflict between the terms and provisions hereof and the Indenture, this Deed of Trust shall govern.

1.4 Continuation of Original Deed of Trust. Except as modified hereby, the terms and conditions of the Original Deed of Trust remain unchanged and in full force and effect and are hereby ratified and confirmed. The Grantor hereby confirms that it has no defenses or offsets with respect to its obligations under the Original Deed of Trust, as modified hereby. The Grantor affirms and agrees that the Original Deed of Trust, as modified hereby, extends to and fully secures all of the Obligations, including the Notes issued pursuant to the Supplement.

1.5 Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto has caused this instrument to be duly executed by their respective authorized officers as of the day and year first written above.

SPANSION LLC

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

STATE OF CALIFORNIA	)

COUNTY OF SANTA CLARA	)

On June 5, 2007 before me, Maura L. Burns, Notary Public, personally appeared Dario Sacomani, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Maura L. Burns

Notary Public in and for said State

My Commission Expires: July 12, 2007

[seal]

AFTER RECORDING RETURN TO:

Real Estate Department

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017

[Signature Page to Amendment No. 1 to Texas Deed of Trust]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Maddy Hall
Name:	Maddy Hall
Title:	Assistant Vice President

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF LOS ANGELES	)

On June 5, 2007 before me, Arnetta Lee Theus (here insert name of the officer), Notary Public, personally appeared Maddy Hall, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Arnetta Lee Theus

Notary Public

[Seal]

AFTER RECORDING RETURN TO:

Real Estate Department

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017